---------------------------------------------------------------------

                        SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                                    FORM  8-K
                                 CURRENT  REPORT

        PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE ACT


                                SEPTEMBER  5,  2001
                                 DATE  OF  REPORT
                        (DATE  OF  EARLIEST  EVENT  REPORTED)


                      CCM  MANUFACTURING  TECHNOLOGIES,  INC.
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                               15301  IH  35  North
                            Pflugerville,  Texas  78660
                    (Address  of  principal  executive  offices)

                                 512  670-7876
                      (Registrant's  telephone  number)



   DELAWARE                        0-28681                52-2201514
(STATE  OR  OTHER                  (COMMISSION     (I.R.S.  EMPLOYER
JURISDICTION  OF  INCORPORATION)    FILE  NUMBER)  IDENTIFICATION  NO.)



ITEM  5.    OTHER  EVENTS

     CCM MANUFACTURING, INC. (THE "COMPANY") HAS NOT FILED ITS FORM 10KSB WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND HAS NOT FILED ITS FORM 10Q FOR THE QUARTERS ENDED MARCH 31, 2001 AND
JUNE  30,  2001.  MANAGEMENT  IS  IN  THE  PROCESS  OF  GATHERING  ITS FINANCIAL
INFORMATION FOR THE 2000 FISCAL YEAR FOR PRESENTATION TO ITS AUDITORS. THE COMPANY CAN GIVE NO ESTIMATE AS TO IF AND WHEN IT WILL COMPLETE ITS FORM 10KSB AND FORM 10QSB FOR FILING.


                                     SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT ON FORM 8-K TO BE SIGNED ON ITS
BEHALF  BY  THE  UNDERSIGNED  HEREUNTO  DULY  AUTHORIZED.


                              CCM  MANUFACTURING  TECHNOLOGIES,  INC.


                              BY:  /S/   JAIME  MUNOZ
                                   ------------------
                                     PRESIDENT

     DATE:  SEPTEMBER  5,  2001